Exhibit 10.1

AMENDMENT NO. 1 TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT

      This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is made as of May 10, 2005 by and among CAPITAL AUTOMOTIVE L.P. (“Borrower”), a Delaware limited partnership, CAPITAL AUTOMOTIVE REIT, a Maryland real estate investment trust (the “Guarantor”), the lenders party hereto and JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as Administrative Agent for the Lenders (the “Administrative Agent”), as Swingline Lender and as Issuing Bank.

      WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 20, 2004 (the “Credit Agreement”), pursuant to which the Lenders have agreed to make loans and extend credit to the Borrowers on the terms and conditions set forth therein;

      WHEREAS, the Borrower has requested that the Lenders modify the interest rate as it applies to the Term Loan (as defined in the Credit Agreement);

      WHEREAS, in connection with the interest rate modification, the Borrower has agreed to pay a prepayment penalty with respect to prepayments of the Term Loan; and

      WHEREAS, the Lenders with Term Loan Exposures (as defined in the Credit Agreement) are willing to so amend the interest rate provisions and the prepayment section contained in the Credit Agreement on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

      2. Amendments to Credit Agreement. As of the Effective Date (as defined in §4 hereof) the Credit Agreement is hereby amended as follows:

      2.1. Definition of Applicable Rate. The definition of “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

      “Applicable Rate” means, for any day, with respect to any Eurodollar Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the captions “Eurodollar Spread”, or “Facility Fee Rate”, as the case may be, based upon:

(a)	if, with respect to any Revolving Borrowing and any Term Loan Borrowing, neither the Borrower nor the Guarantor has at least two Applicable Credit Ratings in effect (including at least one from Moody’s or S&P), the Eurodollar Spread shall be determined based on the range into which the Leverage Ratio then falls as follows:

	Leverage	Eurodollar
Categories	Ratio	Spread
1	< 45%	1.100%
2	≥ 45% but < 50%	1.250%
3	≥ 50% but < 55%	1.450%
4	≥ 55% but < 60%	1.550%
5	≥ 60%	1.750%

(b)	if, with respect to any Revolving Borrowing, either (i) the Borrower has at least two Applicable Credit Ratings in effect (including at least one from Moody’s or S&P) or (ii) the Guarantor has at least two Applicable Credit Ratings in effect (including at least one from Moody’s or S&P), the Eurodollar Spread and the Facility Fee Rate shall be determined based upon the lowest Applicable Credit Rating of (A) the Borrower, if the Borrower has at least two Applicable Credit Ratings in effect and the Guarantor does not, (B) the Guarantor, if the Guarantor has at least two Applicable Credit Ratings in effect and the Borrower does not, or (C) if both the Borrower and the Guarantor have at least two Applicable Credit Ratings in effect, the Credit Party with the highest Applicable Credit Ratings (including at least one from Moody’s or S&P), in each case as of the most recent Calculation Date in the table below; provided that in the event that if either or both Credit Parties receive more than two Applicable Credit Ratings and such Applicable Credit Ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two highest Applicable Credit Ratings of the applicable Credit Party under clauses (A), (B) or (C) above, provided that at least one of such two highest Applicable Credit Ratings shall be from S&P or Moody’s; provided further, that if neither of the two highest Applicable Credit Ratings were issued by S&P or Moody’s, the Applicable Margin shall be determined by the highest Applicable Credit Rating of the applicable Credit Party from S&P or Moody’s:

	S&P	Moody’s
	Applicable	Applicable	Eurodollar	Facility Fee
Categories:	Credit Rating	Credit Rating	Spread	Rate
1	BBB+ or better	Baa1 or better	0.75%	0.15%
2	BBB	Baa2	0.85%	0.15%
3	BBB-	Baa3	0.95%	0.20%
4	BB+	Ba1	1.05%	0.20%
5	Below BB+	Below Ba1	1.25%	0.25%

      Additionally, if the Applicable Credit Ratings are changed (other than as a result of a change in the rating system of the Rating Agencies), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to SECTION 5.1 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any of the Rating Agencies shall change, or if either such Rating Agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

(c)	if, with respect to any Term Loan Borrowing, either (i) the Borrower has at least two Applicable Credit Ratings in effect (including at least one from Moody’s or S&P) or (ii) the Guarantor has at least two Applicable Credit Ratings in effect (including at least one from Moody’s or S&P), the Eurodollar Spread shall be determined based upon the lowest Applicable Credit Rating of (A) the Borrower, if the Borrower has at least two Applicable Credit Ratings in effect and the Guarantor does not, (B) the Guarantor, if the Guarantor has at least two Applicable Credit Ratings in effect and the Borrower does not, or (C) if both the Borrower and the Guarantor have at least two Applicable Credit Ratings in effect, the Credit Party with the highest Applicable Credit Ratings (including at least one from Moody’s or

S&P), in each case as of the most recent Calculation Date in the table below; provided that in the event that if either or both Credit Parties receive more than two Applicable Credit Ratings and such Applicable Credit Ratings are not equivalent, the Applicable Margin shall be determined by the lower of the two highest Applicable Credit Ratings of the applicable Credit Party under clauses (A), (B) or (C) above, provided that at least one of such two highest Applicable Credit Ratings shall be from S&P or Moody’s; provided further, that if neither of the two highest Applicable Credit Ratings were issued by S&P or Moody’s, the Applicable Margin shall be determined by the highest Applicable Credit Rating of the applicable Credit Party from S&P or Moody’s:

	S&P	Moody’s
	Applicable	Applicable	Eurodollar
Categories:	Credit Rating	Credit Rating	Spread
1	BBB+ or better	Baa1 or better	0.70%
2	BBB	Baa2	0.80%
3	BBB-	Baa3	0.875%
4	BB+	Ba1	0.95%
5	Below BB+	Below Ba1	1.15%

      Additionally, if the Applicable Credit Ratings are changed (other than as a result of a change in the rating system of the Rating Agencies), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders pursuant to SECTION 5.1 or otherwise. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any of the Rating Agencies shall change, or if either such Rating Agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

      The Applicable Rate shall be determined and adjusted on the date (each a “Calculation Date”) (i) if the Applicable Rate is determined pursuant to clause (a) above, five Business Days after the date on which the Borrower provides the officer’s certificate in accordance with the provisions of SECTION 5.1(c); provided that if the Borrower fails to provide the officer’s certificate required by SECTION 5.1(c) on or before the date required by SECTION 5.1(c), the Applicable Rate from such date shall be based on Category 5 in clause (a) above until such time that an appropriate officer’s certificate is provided whereupon the Applicable Rate shall be determined by the then current Leverage Ratio, or (ii) if the Applicable Rate is determined pursuant to clauses (b) or (c) above, the date the Borrower or Guarantor obtains an Applicable Credit Rating from at least two Rating Agencies or the date there is a change in any Applicable Credit Rating that would cause a change in the Applicable Rate pursuant to clauses (b) or (c) above, in each case promptly after the Administrative Agent receives notice regarding such Applicable Credit Rating. Each Applicable Rate shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Rate shall be applicable both to new Revolving Loans made and to all existing Loans.

      The Borrower shall promptly deliver to the Administrative Agent (x) any notice it receives from a Rating Agency regarding a change in the Applicable Credit Ratings or (y) any information that might reasonably be expected by the Borrower to change the Leverage Ratio, and in each case that would change the existing category for the Applicable Rate as set forth above.

      2.3. Prepayment of Loans. Section 2.11(a) of the Credit Agreement is amended and restated in its entirety as follows:

      “(a) The Borrower shall have the rights at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this SECTION 2.11 and any prepayment premium in accordance with paragraph (d) of this SECTION 2.11.”

      2.4. Prepayment of Loans. Section 2.11 of the Credit Agreement is amended by adding the following paragraph (d) after paragraph (c) thereof:

      “(d) Any prepayment of all or any portion of the Term Loan on or prior to October 1, 2005 shall be accompanied by a prepayment premium equal to 0.75% of the principal amount of any repayments made on such date. Any prepayment of all or any portion of the Term Loan made after such date shall not be subject to a prepayment premium.”

      3. Provisions Of General Application.

      3.1. Representations and Warranties. Each of the Borrower and Guarantor hereby represents and warrants as of the date hereof that (a) each of the representations and warranties contained in the Credit Agreement, the other Credit

Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true as of the date as of which they were made and are true at and as of the date of this Amendment (except to the extent that such representations and warranties expressly speak as of a different date, in which case such respresentations and warranties shall have been true as of the date made), (b) no Event of Default or Default exists on the date hereof, (c) the organizational documents of the Borrower attached to the Secretary’s Certificate dated as of August 20, 2004 remain in full force and effect and such organizational documents have not been amended, annulled, rescinded or revoked since August 20, 2004, (d) the organizational documents of the Guarantor attached to the Trustee’s Certificate dated as of August 20, 2004 remain in full force and effect and such organizational documents have not been amended, annulled, rescinded or revoked since August 20, 2004, and (e) this Amendment has been duly authorized, executed and delivered by the Borrower and the Guarantor and is in full force and effect as of the Effective Date (as defined below), and the agreements and obligations of the Borrower and the Guarantor contained herein constitute the legal, valid and binding obligations of the Borrower and the Guarantor, enforceable against them in accordance with their respective terms, except to the extent that the enforcement thereof or the availability of equitable remedies may be limited by applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent transfer, fraudulent conveyance or similar laws now or hereafter in effect relating to or affecting creditors’ rights generally or by general principles of equity, or by the discretion of any court in awarding equitable remedies, regardless of whether such enforcement is considered in a preceding in equity or at law.

      3.2. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Credit Agreement remain unaltered and in full force and effect. The Credit Agreement and this Amendment shall be read and construed as one agreement. The making of the amendments in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Lender to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion.

      3.3. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

      3.4. Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.

      3.5. Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

      4. Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the “Effective Date”):

      (a) execution and delivery to the Administrative Agent by each Lender with any Term Loan Exposure, the Borrower, the Guarantor, and the Administrative Agent of this Amendment;

      (b) execution and delivery to the Administrative Agent by the Guarantor of a Reaffirmation of Guaranty in form and substance satisfactory to the Administrative Agent;

      (c) delivery to the Administrative Agent by the Borrowers of resolutions of the governing board of the Borrowers authorizing this Amendment;

      (d) delivery to the Administrative Agent of an opinion of counsel to the Borrower and the Guarantor with respect to this Amendment in form and substance satisfactory to the Administrative Agent; and

      (e) payment by the Borrowers of the fees and expenses described in the Fee Letter, dated as of May 4, 2005, by and among JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., and the Borrower, with respect to this Amendment.

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      IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

BORROWER:	CAPITAL AUTOMOTIVE L.P., a Delaware limited partnership
	By:	Capital Automotive REIT, a Maryland real
estate investment trust, its general partner

By:	/s/ David S. Kay
David S. Kay
Senior Vice President, Chief Financial Officer and Treasurer

GUARANTOR:	CAPITAL AUTOMOTIVE REIT, a Maryland real estate investment trust
	By:	/s/ David S. Kay
David S. Kay
Senior Vice President, Chief Financial Officer and Treasurer

LENDERS:	JPMORGAN CHASE BANK, N.A. (f/k/a JPMorgan Chase Bank), as Administrative Agent, Swingline Lender, Issuing Bank, and individually as a Lender
	By:	/s/ Marc E. Costantino
Marc E. Costantino
Vice President

BANK OF AMERICA, N.A.
By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	SVP

Signature Page to Amendment No. 1 to Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Cynthia A. Bean
Name:	Cynthia A. Bean
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Laura Waites
Name:	Laura Waites
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

ROYAL BANK OF CANADA
By:	/s/ Suzanne Kaicher
Name:	Suzanne Kaicher
Title:	Attorney-In-Fact

Signature Page to Amendment No. 1 to Credit Agreement

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch
By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Director

By:	/s/ Cassandra Droogan
Name:	Cassandra Droogan
Title:	Associate

Signature Page to Amendment No. 1 to Credit Agreement

CITICORP NORTH AMERICA, INC.
By:	/s/ Blake R. Gronich
Name:	Blake R. Gronich
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ Matthew Lind
Name:	Matthew Lind
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

TOYOTA MOTOR CREDIT CORPORATION
By:	/s/ P. Reid Boozer
Name:	P. Reid Boozer
Title:	National Development Manager

Signature Page to Amendment No. 1 to Credit Agreement

BRANCH BANKING AND TRUST COMPANY
By:	/s/ Ronald P. Gudbrandsen
Name:	Ronald P. Gudbrandsen
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

CHEVY CHASE BANK, F.S.B.
By:	/s/ Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

COMERICA BANK
By:	/s/ Charles Weddell
Name:	Charles Weddell
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

FIRST HORIZON BANK, a division of First Tennessee Bank N.A.
By:	/s/ J. Jordan O’Neill, III
Name:	J. Jordan O’Neill, III
Title:	Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement

UFJ BANK LIMITED
By:	/s/ Jesse McDonald
Name:	Jesse McDonald
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement

ALLIED IRISH BANKS, p.l.c.
By:	/s/ Anthony O’Reilly
Name:	Anthony O’Reilly
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

AIB DEBT MANAGEMENT LTD.
By:	/s Anthony O’Reilly
Name:	Anthony O’Reilly
Title:	Vice President Investment Advisor to AIB Debt Management, Limited

By:	/s/ Denise Magyer
Name:	Denise Magyer
Title:	Vice President Investment Advisor to AIB Debt Management, Limited